UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2021

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36571	20-4827488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421

(Address of principal executive offices, including Zip Code)

(781) 761-4646

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TTOO	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 3, 2021, the registrant and Farley White Concord Road, LLC (the “Landlord”) entered into a Lease (the “Lease”) for 70,125 square feet of office, research, laboratory and manufacturing space located at 290 Concord Rd., Billerica, Massachusetts (the “Premises”).

The Lease has a term of one hundred twenty-six months starting on the earlier of (i) the date of issuance of a certificate of occupancy (or equivalent) for the leased premises or (ii) the date the registrant occupies any portion of the leased premises for its business operations (the “Commencement Date”). Under the terms of the Lease, beginning on the date that is one hundred eighty days following the Commencement Date and ending on the date that is twelve months thereafter, the registrant is obligated to pay the Landlord monthly rent installments of $96,421.88. The registrant’s monthly base rent will increase by three percent of the then-current base rent on the first day of each succeeding twelve month period during the term of the Lease.

Subject to the terms and conditions of the Lease, the Landlord has agreed to reimburse the registrant for certain costs relating to the initial build out of the leased premises, in an initial amount not to exceed $3,506,250.00. Subject to certain conditions, the Landlord will reimburse the registrant for additional costs relating to the initial build out of the lease premises, provided, that such additional amount shall not exceed $3,155,625.00.

The foregoing summary is qualified in its entirety by reference to the Lease, a copy of which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2021	T2 BIOSYSTEMS, INC.

	By:	/s/ John Sprague
John Sprague Chief Financial Officer